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                                                                   EXHIBIT 10.40

Bank of New Zealand
Brisbane Branch                              Level 7
                                             Central Plaza One
                                             345 Queen Street
                                             Brisbane Qld 4000

                                             DX 246
                                             Telephone (07) 3234 5633
                                             Telex AA123240
                                             Fax (07) 3234 5644

                                             Postal Address
                                             GPO Box 1447
                                             Brisbane, Qld 4001
                                             Australia

24 October 1997

The Directors
Total Energy Systems Ltd.
Level 9
371 Queen Street
BRISBANE, Q 4000


Dear Sirs

We refer to our Letter of Offer dated 19 December 1996 in which the bank increased "TES" facilities $1,500,000 to $8,500,000.

Clause 7 of that letter required reductions in the facility of $500,000 by 23 February 1997, and $1,000,000 by 31 March 1997.

Following requests by management of TES, the bank agreed to extend the $8,500,000 facility limit pending approval of a further increase in facilities.

Yours faithfully


/s/ Greg Carter

Greg Carter
Senior Manager
Business Banking